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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

                              DECEMBER 6, 1995
              Date of Report (Date of earliest event reported)

                            THE FIRST YEARS INC.
           (Exact name of registrant as specified in its charter)

                                Massachusetts
               (State or other jurisdiction of incorporation)

                                   0-7024
                          (Commission File Number)

                                 04-2149581
                   (I.R.S. Employer Identification Number)

                 ONE KIDDIE DRIVE, AVON, MASSACHUSETTS 02322
                  (Address of principal executive offices)

                                (508) 588-1220
                              (Telephone Number)

                            Kiddie Products, Inc.
                                (Former Name)
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Item 5. Other Events

The Board of Directors of The First Years Inc. (the "Company") declared on December 6, 1995, a 2-for-1 stock split effected in the form of a stock
dividend on the Common Stock, $.10 par value, of the Company.   The new stock
certificates will be mailed to stockholders of the Company on or about December 29, 1995 to holders of record on December 18, 1995.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      THE FIRST YEARS INC.

Date: December 6, 1995                By: /s/ Benjamin Peltz
      -----------------------             -----------------------
                                          Benjamin Peltz
                                          Senior Vice President
                                          and Treasurer